Filed pursuant to Rule 497(a)

File No. 333-197689

Rule 482 AD

StoneCastle Financial Corp. Prices Follow-On Offering

NEW YORK, New York — November 4, 2014 — StoneCastle Financial Corp. (“StoneCastle Financial”) (NASDAQ: BANX) announced today the pricing of its follow-on offering of 1,600,000 shares of common stock at a price of $23.00 per share, raising $36.8 million in gross proceeds.  In addition, StoneCastle Financial has granted the underwriters a 45-day option to purchase up to 240,000 additional shares of common stock from StoneCastle Financial to cover over-allotments, if any.

StoneCastle Financial intends to use the net proceeds of this offering to make new investments in community banks, among other things.  In accordance with its investment objectives, StoneCastle Financial seeks to invest primarily in preferred equity, subordinated debt, convertible securities and, to a lesser extent, common equity primarily in the U.S. community bank sector.  StoneCastle Financial may also invest in similar securities of larger U.S. domiciled banks and companies that provide goods and/or services to banking companies.

Keefe, Bruyette & Woods, Inc., Robert W. Baird & Co. Incorporated and Oppenheimer & Co. Inc. are acting as joint book-running managers for the offering.  JMP Securities LLC is acting as lead manager for the offering.  BB&T Capital Markets, a division of BB&T Securities, LLC, Boenning & Scattergood, Inc., Halliday Financial, LLC, Pershing LLC and Wunderlich Securities, Inc. are acting as co-managers for the offering.  The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered to investors on November 7, 2014.

Investors are advised to consider carefully the investment objectives, risks and charges and expenses of StoneCastle Financial before investing.  The preliminary prospectus dated November 3, 2014, which has been filed with the Securities and Exchange Commission (the “SEC”), contains this and other information about StoneCastle Financial and should be read carefully before investing.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

This offering is being made only by means of a prospectus, copies of which may be obtained from Keefe, Bruyette & Woods, Inc., Attn: Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019 or by telephone (800)966-1559; from Robert W. Baird & Co. Incorporated, Attention: Syndicate Department, 777 East Wisconsin Ave., Milwaukee, WI 53202 or by telephone (800)792-2473; or from Oppenheimer & Co. Inc., Attn: Syndicate Department, 85 Broad Street, 26th Floor, New York, NY 10004 or by telephone (212)667-8563.

About StoneCastle Financial

StoneCastle Financial is an SEC registered non-diversified, closed-end investment company listed on the NASDAQ Global Select Market under the symbol “BANX.” StoneCastle Financial intends to make long-term, passive, non-control investments in community banks seeking capital for organic growth, acquisitions, share repurchases and other refinancing activities. Its investment objective is to provide stockholders with current income and, to a lesser extent, capital appreciation. StoneCastle Financial is managed by StoneCastle Asset Management LLC.

Forward-Looking Statements

This press release contains statements that are not historical facts and are forward-looking statements based on current management expectations involving substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of shares of common stock, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in StoneCastle Financial’s filings with the SEC.

CONTACT:

Investor Contact:

Julie Muraco

347-887-0324

Source:  StoneCastle Financial Corp.